Exhibit 99.1 Investor Presentation STAAR Surgical | NASDAQ: STAA August 2023

Forward Looking Statements All statements that are not statements of historical fact are forward-looking statements, including statements about any of the following: any financial projections (including sales), plans, strategies, and objectives of management for 2023 or prospects for achieving such plans, expectations for sales, revenue, margin, expenses or earnings, and any statements of assumptions underlying any of the foregoing, including those relating to financial performance in the third quarter and fiscal years 2023 and 2024. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties related to the COVID-19 pandemic and related public health measures, as well as the factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 30, 2022 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the company’s website under the heading “SEC Filings.” We disclaim any intention or obligation to update or revise any financial projections or forward-looking statement due to new information or events. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties include the following: global economic conditions; the impact of the COVID-19 pandemic on markets; the discretion of regulatory agencies to approve or reject existing, new or improved products, or to require additional actions before approval, or to take enforcement action; international trade disputes; and the willingness of surgeons and patients to adopt a new or improved product and procedure. Non-GAAP Financial Measures This presentation includes supplemental Non-GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance. Non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Please refer to the Company’s Form 8-K filed on August 2, 2023, which is on file with the Securities and Exchange Commission, concerning the use of Non-GAAP Financial Measures and the applicable reconciliation tables. 02

Who is STAAR? STAAR develops, manufactures and markets premium implantable lenses for patients seeking Visual Freedom independent of contact lenses and glasses. Our goal is to create a lens-based future for refractive vision correction with EVO ICL as the first choice for doctors and patients IT IS EVO’S TIME! 03

What is EVO ICL?

EVO ICL™ | STAARSURGICAL

- Proprietary lens designed to correct or reduce refractive error (blurred vision), i.e., myopia
- EVO ICL is well-positioned as dominant lens-based refractive solution



Iris
EVO ICL™
Natural Crystalline Lens

A Quick Procedure

- Eye drops to dilate pupil and anesthetize eye
- Surgeon makes small incision to implant EVO lens
- EVO lens is folded, inserted and placed into position
- Post-Procedure: Follow-up visits with the surgeon
- Post-Procedure: Routine annual eye exams

Advantages[1]

- No Capital Investment
- Removable by a Doctor
- Preserves the Cornea
- Collamer Material (Bio-compatible, Quiet in the Eye)
- Quantity & Quality of Vision

Negligible Lens-Based Competition

- Over 20 Phakic IOLs (PIOLs) have been marketed[2]
- All other PIOLs withdrawn from market or have gained de minimimus commercial success, e.g., diligence Acrysof Cachet®, Verisyse and Eyebright Medical Phakic IOLs
- **EVO ICL Market Share > 90%[3]**

1) Packer, The Implantable Collamer Lens with a central port: review of the literature, Clinical Ophthalmology, 2018. 2) STAAR estimates and Elies D. 20 y Collamer in my patient's eyes. Presentation at 2018 STAAR Experts Meeting, Vienna. 3) Market Scope and STAAR Market Share Refractive Procedures ICL Trends, May 2023.

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EVO ICL™ | STAAR SURGICAL

EVO ICL Technology Works

HAPPY PATIENTS[1]

2 Million+
ICLs Sold Globally

99.4%
of EVO patients surveyed would choose EVO again[1]

Safety and Effectiveness

200+
ICL Clinical Papers

32%
200/629 eyes in U.S. EVO FDA study had -3D to -6D SE.[2,3]

1%
Global MDR rate past six quarters[4]

2-3%
U.S. MDR rate on FDA MAUDE database (past six quarters) is consistent with early EVO experience in other countries[4]

1) Packer, The Implantable Collamer Lens with a central port: review of the literature, Clinical Ophthalmology, 2018. 2) Packer, The EVO ICL for Moderate Myopia: Results from the US FDA Clinical Trial, Clinical Ophthalmology, 2022 3) Evaluation of the EVO/EVO+ Sphere and Toric Visian ICL: Six Month Results from the United States Food and Drug Administration Clinical Trial, Clinical Ophthalmology 2022. 4) MAUDE database and Company data.

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Large Market Opportunity 5.0 Billion Estimated Myopes in 2050 * 2.0 Billion Today * 6.0 Million Contact Lens Wearers Dropout Annually** * BHVI, adapted from Holden et al. 2016 Ophthalmology. ** Company estimates for U.S. only as of April 13, 2023. 06

Favorable Economics for Refractive Surgeons Surgeon/Clinic Profit Contribution Comparison OBS ASC Surgical Setting Laser Vision Correction Procedure (LVC) $4,700 $8,700 $8,700 Bilateral Patient Price * ($1000) ($2,000) ($2,000) Cost Assumption (Lens or Laser) ** Bilateral ASC Fee $0 $0 ($1,800) Profit Contribution per patient $ $3,700 $6,700 $4,900 EVO ICL Incremental Profit $3,000 $1,200 Contribution per patient $ * Internal estimates based on customer survey data. ** Cost assumption includes two lenses or annual laser lease and service costs; excimer cards; and/or femto fees across 600 eyes per year. 07

Global Footprint Direct Hybrid United States China Approved to Sell in Canada S. Korea 75+ Countries U.K. India Germany France OUS Sales > 90% Spain Benelux Japan Italy Singapore Note: Not all distributor markets shown above, e.g., South America and Africa. 08

Why Invest in STAAR?

2Q23 Results and Outlook

EVO ICL™ | STAAR SURGICAL

Second Quarter 2023

REPORTED AUGUST 2, 2023

19% — Reported Record ICL Sales of **$93.1 Million +19% Y/Y**; +20% Y/Y in Constant Currency

21% — ICL Unit Growth **+21% Y/Y**

$0.12 — **GAAP** net income per share was **$0.12**; Adjusted net income for ICL per share was $0.19

FY23 Outlook

ISSUED AUGUST 2, 2023

- ICL Sales outlook range **of $320 million to $325 million**, which represents **20%** growth Y/Y at the midpoint
- Expect continued strong contribution from **China** and other **APAC** markets
- Anticipate operating margin of approximately **5%** which we expect to increase as we move forward given highly-leverageable business model



- Introduced FY24 sales outlook growth range of **15-20%**
- Fundamentally, we believe we can generate higher growth as we execute & realize returns on our investments...

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Sales Growth + Prudent Investment = Leverageable Business Model Attractive Margins, Earnings and Cash Gross Margin Operating Margin Balance Sheet Cash $ Millions at Year End $226 $200 78.5% 77.5% 15.4% 14.5% 74.5% 73.8% $153 72.4% $120 $104 7.9% 5.3% 4.1% 2018 2019 2020 2021 2022 2018 2019 2020 2021 2022 2018 2019 2020 2021 2022 FY 2023 Outlook* FY 2023 outlook for 79% gross Prudent investment drives margin and 5% operating margin sustained sales growth 79.0% Gross margin opportunity is 80%+ Outlook as we look to 2024 and beyond Issued August 2, Awareness of 25%+ operating 2023* STAAR has demonstrated margin benchmark for mature 5.0% ability to expand operating lifecycle-stage MedTech, but margins STAAR remains in Growth stage… Gross Margin Operating Margin * Outlook issued August 2, 2023. 11

Making EVO ICL The Global Standard of Care… Happy Customers + Projects and Investments to Accelerate EVO Adoption 1 Happy Surgeon Customers High Performance Management Projects and Investments to Accelerate EVO Adoption… Increase surgeon confidence & training 100% U.S. Surgeon Satisfaction Simplify our ordering process with Product Quality and Clinical Outcomes Deliver our lenses to customers faster New analytic tools for improved decision making and others… 94% U.S. Surgeon Willingness to Recommend 1) STAA Voice of Customer, April 12, 2023. N = 97 in U.S.; N = 902 Global. 12

STAAR Surgical Investor Meeting New York | September 14, 2023 Thank you